UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 23, 2018

SILICON LABORATORIES INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-29823	74-2793174
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

400 West Cesar Chavez, Austin, TX 78701

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (512) 416-8500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 23, 2018, the Compensation Committee of the Board of Directors of Silicon Laboratories Inc. (the “Company”) approved, and the Company entered into, the CEO Change in Control Agreement attached hereto as Exhibit 10.1 with G. Tyson Tuttle and the Change in Control Agreement in the form attached hereto as Exhibit 10.2 with the Company’s other executive officers (John C. Hollister, Sandeep Kumar, Alessandro Piovaccari and Brandon Tolany) and other senior management personnel.

The intent of the agreements is to reduce (a) the potential distraction of employees occasioned by the possibility of any change in control of the Company and (b) the likelihood that employees would seek other employment following the announcement of a change in control of the Company and if such announced transaction were not consummated, the Company would be seriously harmed. Each of the agreements is effective until October 31, 2021.

The agreements provide for the following potential payments and benefits upon a Change in Control Termination (as defined in the agreements): (a) 100% of annual base salary (200% in the case of Mr. Tuttle), (b) 100% of target variable compensation for a full fiscal year (200% in the case of Mr. Tuttle), (c) stock options, restricted stock, and restricted stock units shall become fully vested, (d) market stock units and performance stock units shall be vested at the greater of actual performance or 100% of the target value, and (e) a lump sum equal to the pre-tax cost of 12 months of continued COBRA coverage (24 months in the case of Mr. Tuttle).

The foregoing description is qualified in its entirety by the text of the agreements.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

10.1	CEO Change in Control Agreement dated October 23, 2018 between Silicon Laboratories Inc. and G. Tyson Tuttle.

10.2	Silicon Laboratories Inc. Form of Change in Control Agreement

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SILICON LABORATORIES INC.

October 24, 2018	/s/ John C. Hollister
Date	John C. Hollister
Senior Vice President and
Chief Financial Officer
(Principal Financial Officer)